UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒                                Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
American Apparel, Inc.
 ____________________________________________________
(Name of Registrant as Specified In Its Charter)

  ____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(5)	Total fee paid:
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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:
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American Apparel®
747 Warehouse Street
Los Angeles, California 90021

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
Thursday, June 28, 2012

Dear Stockholder,

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of AMERICAN APPAREL, INC. (the “Company”) will be held at the Company's headquarters located at 747 Warehouse Street, Los Angeles, California 90021, on Thursday, June 28, 2012, at 10:00 a.m., Pacific Time.

Proposals to be considered at the Annual Meeting:

(1)
To elect Messrs. Alberto Chehebar and William Mauer to the Board of Directors, each to serve for a term of three years and until his successor is duly elected and qualified, or such director's earlier death, resignation or removal.

(2)	To ratify the appointment of Marcum LLP as the Company's independent auditors for the fiscal year ending December 31, 2012.

(3)	To approve the Lion Warrant Amendments.

A majority of the Board of Directors recommends that you vote “FOR” the election of each nominee for the Board of Directors and “FOR” Items 2 and 3.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person. You may visit
http://americanapparel.net to obtain directions to the Company's headquarters to be able to attend the Annual Meeting.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To
Follow The Prompts To Vote Your Shares.
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet:
Go to www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

The Proxy Materials are available for review at:
http://www.cstproxy.com/americanapparel/2012

American Apparel®
747 Warehouse Street
Los Angeles, California 90021

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 28, 2012

1. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2. The following Proxy Materials are available for you to review at: http://www.cstproxy.com/americanapparel/2012

-    the Company's 2011 Annual Report on Form 10-K for the year ended December 31, 2011;
-    the Company's 2012 Proxy Statement (including the form of proxy card); and
-    any amendments to the foregoing materials that are required to be furnished to stockholders.

3. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Please make your request for a copy as instructed below on or before June 20, 2012 to facilitate a timely delivery.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number.

Here's how to order a copy of the proxy materials and
select a future delivery preference:

By telephone please call 1-888-221-0690
or
By logging on to http://www.cstproxy.com/americanapparel/2012
or
By email at: proxy@continentalstock.com

*If requesting materials by email, please include the company name and your account number in the subject line.